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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of  Report: December 01, 2003
                                  -----------
                       (Date of earliest event reported)


                                  DATAMEG CORP
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             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


                  000-12493                             13-3134389
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         (Commission File Number)              (IRS Employer Identification No.)


  20 Park Plaza, Suite 463, Boston, MA                      02116
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(Address of principal executive offices)                  (Zip Code)



         Registrant's telephone number, including area code (617) 948-2680
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Item 5.  Other Events.
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On December 1, 2003, DataMEG Corp. issued a press releases titled:
"DataMEG Corp. Subsidiary NECI Signs Exclusive Pacific Rim Product-Distribution Agreement", The text of this press release, which is attached as Exhibit 99.01 and is incorporated by reference in there entireties.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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 EXHIBITS
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Designation           Description
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Exhibit 99.01         News Release dated December 01, 2003


SIGNATURE

Pursuant to the requirement of Section 13 and 15(d) of the Securities Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP.

Date: December 01, 2003


By: /s/ Andrew Benson
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Andrew Benson
President and Sole Director
(principal executive and chief financial officer)